                   The Minnesota Mutual Life Insurance Company
                                Power of Attorney
                        To Sign Registration Statements


     WHEREAS, The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Minnesota Mutual Variable Fund D ("Fund D") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Mutual Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Mutual Variable Life Account ("Variable Life Account") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933,

     WHEREAS, Minnesota Mutual Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Mutual which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933;

     WHEREAS, Minnesota Mutual Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Mutual which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;

     NOW THEREFORE, We, the undersigned Trustees of Minnesota Mutual, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Trustees of Minnesota Mutual and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Mutual under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

       Signature                         Title                         Date
       ---------                         -----                         ----
    Robert L. Senkler                 Chairman of the Board,     February 12, 1996
---------------------------           President and Chief
    Robert L. Senkler                 Executive Officer

     Giulio Agostini                  Trustee                    February 12, 1996
---------------------------
     Giulio Agostini


    Anthony L. Andersen               Trustee                    February 12, 1996
---------------------------
    Anthony L. Andersen


    John F. Grundhofer                Trustee                    February  12, 1996
---------------------------
    John F. Grundhofer


    Harold V. Haverty                 Trustee                    February  12, 1996
---------------------------
    Harold V. Haverty


    Lloyd P. Johnson                  Trustee                    February  12, 1996
---------------------------
    Lloyd P. Johnson


  David S. Kidwell, Ph.D.             Trustee                    February 12, 1996
---------------------------
  David S. Kidwell, Ph.D.


  Reatha C. King, Ph.D.               Trustee                    February 12, 1996
---------------------------
  Reatha C. King, Ph.D.


    Thomas E. Rohricht                Trustee                    February  12, 1996
---------------------------
    Thomas E. Rohricht


   Terry N. Saario, Ph.D.             Trustee                    February 12, 1996
---------------------------
   Terry N. Saario, Ph.D.


    Michael E. Shannon                Trustee                    February 12, 1996
---------------------------
    Michael E. Shannon


 Frederick T. Weyerhaeuser            Trustee                    February 12, 1996
---------------------------
 Frederick T. Weyerhaeuser